Exhibit 99.1

-APi Group Provides Update on 2025 Performance and Initial 2026 Guidance-

New Brighton, Minnesota – February 17, 2026 – APi Group Corporation (NYSE: APG) (“APi” or the “Company”) today provided an update on year-end 2025 results and net revenue and adjusted EBITDA guidance for 2026.
Financial Update:
Russ Becker, APi’s President and Chief Executive Officer stated: “I want to thank all our leaders for their contributions to APi. In 2025, execution of our strategy drove another year of record financial results. We delivered strong organic growth, continued to expand adjusted EBITDA margins, and improved adjusted free cash flow conversion. We expect net revenues and adjusted EBITDA for 2025 to be comfortably above the midpoint of our guidance provided on October 30, 2025, of $7,825 to $7,925 million and $1,015 to $1,045 million, respectively.

Further, we expect our adjusted EBITDA margins to be above our 13% target and adjusted free cash flow conversion to be in line with our target of 80%. Back in 2021, we introduced our “13/60/80” shareholder value creation framework. Since then, and through 2025, “13/60/80” has been our north star, and I am thankful to all our teammates for their focus, discipline, and commitment that made these results possible. We also expect to end the year with a net leverage ratio significantly below 2.0x, comfortably under our target of 2.5 – 3.0x. We believe that the strength of our balance sheet provides continued opportunity to pursue value enhancing capital allocation alternatives in 2026.”

Becker continued, “I am excited about the opportunities for the business in 2026 across our global platform. At current foreign exchange rates and including acquisitions closed to date, we expect net revenues for 2026 to range between $8,400 to $8,600 million, driven by strong organic growth in both service and project revenues. For 2026 adjusted EBITDA, we expect to deliver between $1,140 to $1,200 million, representing a 13.8% adjusted EBITDA margin at the midpoint. We look forward to providing more detail on our 2025 performance as well as our outlook for 2026 on our earnings call on February 25, 2026.”
Upcoming Investor Conference Participation:
APi’s senior leadership will be participating in a fireside chat at the Citi 2026 Global Industrial Tech and Mobility Conference on Tuesday, February 17, 2026 at 1:00 PM ET and the Barclays 2026 Industrial Select Conference on Wednesday, February 18, 2026 at 7:30 AM ET. The live webcast link and archived replay will be available in the “Events” area on the Investor Relations page of APi’s website at

www.apigroupcorp.com. Interested parties should check the Company’s website for any schedule updates or time changes.

About APi:
APi is a global, market-leading business services provider of fire and life safety, security, elevator and escalator, and specialty services with a substantial recurring revenue base and over 500 locations worldwide. APi provides statutorily mandated and other contracted services to a strong base of long-standing customers across industries. We have a winning leadership culture driven by entrepreneurial business leaders to deliver innovative solutions for our customers. More information can be found at www.apigroupinc.com.
Investor Relations and Media Inquiries:
Adam Fee
Vice President of Investor Relations
Tel: +1 651-240-7252
Email: investorrelations@apigroupinc.us

Adam Walters
Senior Director of Investor Relations
Tel: +1 920-419-5432
Email: investorrelations@apigroupinc.us

Forward-Looking Statements and Disclaimers:
Please note that in this press release the Company may discuss events or results that have not yet occurred or been realized, commonly referred to as forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of APi Group Corporation (“APi” or the “Company”). Such discussion and statements may contain words such as “expect,” “anticipate,” “will,” “should,” “believe,” “intend,” “plan,” “estimate,” “predict,” “seek,” “continue,” “pro forma” “outlook,” “may,” “might,” “should,” “can have,” “have,” “likely,” “potential,” “target,” “indicative,” “illustrative,” and variations of such words and similar expressions, and relate in this press release, without limitation, to statements, beliefs, projections and expectations about future events. Such statements are based on the Company’s expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts.
These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition, political risks, and other risks that may affect the Company’s future performance, including the impacts of inflationary pressures and other macroeconomic factors on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) supply chain constraints and interruptions, and the resulting increases in the cost, or reductions in the supply, of the supplies and materials the Company uses in its business and for which the Company bears the risk of such increases; (iii) risks associated with the Company’s international operations; (iv) failure to realize the anticipated benefits of our acquisitions and our ability to successfully execute the Company’s bolt-on acquisition strategy to acquire other businesses and successfully integrate them into its operations; (v) failure to fully execute the Company’s inspection-first strategy or to realize the expected service revenue from such inspections; (vi) failure to realize expected benefits from the Company’s other business strategies, including the Company’s disciplined approach to customer and project selection and the Company’s asset-light, services-focused business model and its expected impact on future capital expenditures; (vii) risks associated with the Company’s decentralized business model and participation in joint ventures; (viii) improperly managed projects or project delays; (ix) adverse developments in the credit markets which could impact the Company’s ability to secure financing in the future; (x) the Company’s level of indebtedness; (xi) risks associated with the Company’s contract portfolio; (xii) changes in applicable laws or regulations; (xiii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (xiv) the impact of a global armed conflict; (xv) the trading price of the Company’s common stock, which may be positively or negatively impacted by market and economic conditions, the availability of the Company’s common stock, the Company’s financial performance or determinations following the date of this press release to use the Company’s funds for other purposes; (xvi) geopolitical risks; and (xvii) other risks and uncertainties, including those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 under the heading “Risk Factors,” and any updates to the risk factors in our Form 10-Q and 8-K filings with the U.S. Securities and Exchange Commission. Given these risks and uncertainties, investors are cautioned not to place undue reliance on forward-looking statements. Additional information concerning these risks, uncertainties and other factors that could cause actual results to vary is, or will be, included in the periodic and other reports filed by the Company with the Securities and Exchange Commission. Forward-looking statements included in this press release speak only as of the date hereof and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this press release.
We do not provide reconciliations of forward-looking non-U.S. GAAP adjusted EBITDA to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for acquisitions and divestitures, systems and business enablement expenses, business process transformation expenses, one-time and other events such as impairment charges, transaction and other costs related to acquisitions and divestitures, restructuring costs, miscellaneous capital market activities, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.
The preliminary, unaudited financial estimates contained in this press release are based on information available to management as of the date of this press release, remain subject to the completion of normal year-end accounting procedures and adjustments, and are subject to change. Our independent registered public accounting firm has not completed its audit of our results for the year ended December 31, 2025. During the course of the preparation of our consolidated financial statements and related notes, and completion of our financial close and procedures for the year ended, adjustments to the preliminary estimates may be identified, and such adjustments may be material. In addition, other developments may arise between now and the time the financial statements for the year ended December 31, 2025 are finalized. We undertake no obligation to update the information in this press release in the event facts or circumstances change after the date of this press release.
Non-GAAP Financial Measures:
This press release contains non-U.S. GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company uses certain non-U.S. GAAP financial measures that are included in this press release and the additional financial information both in explaining its results to shareholders and the investment community and in its internal evaluation and management of its businesses. The Company’s management believes that these non-U.S. GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the Company’s performance using the same tools that management uses to evaluate the Company’s past performance and prospects for future performance, (b) permit investors to compare the Company with its peers, (c) determine certain elements of management’s incentive compensation, and (d) provide consistent period-to-period comparisons of the results. Specifically:
•The Company supplements the reporting of its consolidated financial information with certain non-U.S. GAAP financial measures, including adjusted EBITDA, which is defined as earnings before interest, taxes, depreciation and amortization, excluding the impact of certain non-cash and other specifically identified items. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenues. The Company believes these measures provide meaningful information and help investors understand the Company’s financial results and assess its prospects for future performance. On a consolidated basis, the Company uses adjusted EBITDA to evaluate its performance, both internally and as compared with its peers, because it excludes certain items that may not be indicative of the Company’s core operating results.